BANK OF AMERICA 401(K) RESTORATION PLAN
(AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2015)

BANK OF AMERICA 401(K) RESTORATION PLAN
(AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2015)
TABLE OF CONTENTS
PAGE

ARTICLE I DEFINITIONS		2
1.1	2005 Account	2
1.2	2005 Deferral Account	2
1.3	2005 Matching Contribution Account	2
1.4	2005 Other Contribution Account	2
1.5	2006 - 2014 Deferral Account	2
1.6	2006 - 2014 Deferral Sub-Account	2
1.7	2006 - 2015 Matching Contribution Account	3
1.8	Account	3
1.9	ACC Account	3
1.10	Bank 401(k) Plan	3
1.11	Base Salary	3
1.12	Beneficiary	3
1.13	Class Year Deferrals	3
1.14	Committee	4
1.15	Compensation	4
1.16	Corporation	4
1.17	Deferral Account	4
1.18	Eligible Compensation	4
1.19	Eligible Employee	4
1.20	Eligible Incentive Award	4
1.21	Employee	4
1.22	401(k) Plan	5
1.23	Global Human Resources Group	5
1.24	Make-up Contribution Account	5
1.25	Matching Contribution Account	5
1.26	Merrill Lynch 401(k) SIP	5
1.27	Participant	5
1.28	Participating Employer	5
1.29	Payment Election Source	6
1.30	Post-2014 Account	6
1.31	Post-2014 Class Year Deferrals	6
1.32	Post-2014 Deferral Account	6
1.33	Post-2014 Deferral Sub-Account	6
1.34	Post-2014 Payment Election Source	6
1.35	Post-2015 Matching Contribution Account	6
1.36	Pre-2005 Account	6
1.37	Pre-2005 Deferral Account	7
1.38	Pre-2005 Matching Contribution Account	7
1.39	Pre-2005 Other Contribution Account	7

i

1.40	Pre-2015 Account	7
1.41	Pre-2015 Class Year Deferrals	7
1.42	Pre-2015 Payment Election Source	7
1.43	Restoration Plan	7
1.44	Rule of 60	8
1.45	Sub-Account	8
1.46	Termination of Employment (or to Terminate Employment)	8
1.47	Total ACC-Eligible Compensation	8
1.48	Total Match-Eligible Compensation	8
1.49	U.S. Trust Pension Plan	9

ARTICLE II DEFERRED COMPENSATION PROVISIONS		10
2.1	Eligibility	10
2.2	Form and Time of Deferral Elections	10
2.3	Deferrals	12
2.4	Matching, Make-up and Annual Company Contributions	13
2.5	Account Adjustments	15
2.6	Vesting of Accounts	16
2.7	Special Payment Elections	17
2.8	Distribution Provisions	17
2.9	General Payment Provisions	26
2.10	Catch-Up Contributions	26
2.11	Other Contributions	27
2.12	Special Provisions Related to Rehired Participants	27

ARTICLE III PLAN ADMINISTRATION		28
3.1	Committee	28

ARTICLE IV AMENDMENT AND TERMINATION		29
4.1	Amendment and Termination	29

ARTICLE V MISCELLANEOUS PROVISIONS		30
5.1	Nature of Plan and Rights	30
5.2	Spendthrift Provision	30
5.3	Limitation of Rights	30
5.4	Adoption by Other Participating Employers	31
5.5	Governing Law	31
5.6	Merged Plans	31
5.7	Status under ERISA	31
5.8	Compliance with Section 409A of the Code	32
5.9	Severability	32
5.10	Headings and Subheadings	32
5.11	Social Security Tax	32
5.12	Claims Procedure	32
5.13	Limited Effect Of Restatement	32
5.14	Binding Effect	33

ii

BANK OF AMERICA 401(K) RESTORATION PLAN
(AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2015)
THIS AMENDMENT AND RESTATEMENT is executed by BANK OF AMERICA CORPORATION, a Delaware corporation (the “Corporation”);
Statement of Purpose
The Corporation sponsors the Bank of America 401(k) Restoration Plan (the “Restoration Plan”). The purpose of the Restoration Plan is to provide benefits, on a non-qualified and unfunded basis, to certain employees whose benefits under The Bank of America 401(k) Plan are adversely affected by certain limitations of the Internal Revenue Code, as well as any other limitations that may be placed on highly compensated participants under such plan.
The Corporation also sponsors the Merrill Lynch & Co., Inc. Deferred Compensation Plan (the “Merrill Lynch DCP”). The purpose of the Merrill Lynch DCP is to provide benefits, on a non-qualified and unfunded basis, to certain employees whose benefits under The Merrill Lynch & Co., Inc. 401(k) Savings & Investment Plan are adversely affected by certain limitations of the Internal Revenue Code, as well as any other limitations that may be placed on highly compensated participants under such plan.
Effective January 1, 2015, the Corporation is freezing participation under the Merrill Lynch DCP, and no further deferrals or any other amounts will be credited to the Merrill Lynch DCP with respect to any plan years after the 2014 plan year, other than any account adjustments that may be made to reflect notional investment gains or losses pursuant to applicable provisions of the Merrill Lynch DCP.
Also effective January 1, 2015, the Corporation is amending and restating the Restoration Plan as set forth herein to (i) harmonize the design of the Restoration Plan and the Merrill Lynch DCP in a single newly designed non-qualified and unfunded plan for all eligible employees within the Corporation’s controlled group of companies, including for eligible employees previously eligible to participate in the Merrill Lynch DCP, (ii) add to the provisions of the Restoration Plan the rules applicable to deferrals, matching contributions, annual company contributions and any other contributions credited to the Restoration Plan with respect to Plan Years after 2014 and (iii) otherwise meet current needs. The rules applicable to deferrals and any other contributions credited to the Merrill Lynch DCP with respect to Plan Years prior to the 2015 Plan Year shall continue to be governed by the terms of the Merrill Lynch DCP as in effect on December 31, 2014, including, but not limited to, rules regarding time and form of payment.
NOW, THEREFORE, for the purposes described above, the Corporation hereby amends and restates the Restoration Plan effective January 1, 2015 to consist of the following Articles I through V:

ARTICLE I
DEFINITIONS
Unless defined herein, any word, phrase or term used in the Restoration Plan shall have the meaning given to it in the 401(k) Plan. However, the following terms have the following meanings unless a different meaning is clearly required by the context:

1.1	2005 Account
Collectively, a Participant’s 2005 Deferral Account, 2005 Matching Contribution Account and 2005 Other Contribution Account.

1.2	2005 Deferral Account
The portion of a Participant’s Deferral Account attributable to deferrals that were credited to the Restoration Plan during the 2005 Plan Year plus any deferral of an Eligible Incentive Award earned during the 2005 Plan Year that was credited to the Restoration Plan after the 2005 Plan Year, including any related adjustments made in accordance with Section 2.5.

1.3	2005 Matching Contribution Account
The portion of a Participant’s Matching Contribution Account attributable to matching contributions that were credited to the Restoration Plan during the 2005 Plan Year, including any related adjustments made in accordance with Section 2.5.

1.4	2005 Other Contribution Account
The portion of a Participant’s Account attributable to any contributions other than deferrals and matching contributions that were credited to the Restoration Plan during the 2005 Plan Year, including any related adjustments made in accordance with Section 2.5.

1.5	2006 - 2014 Deferral Account
The portion of a Participant’s Deferral Account attributable to Pre-2015 Class Year Deferrals, including any related adjustments made in accordance with Section 2.5.

1.6	2006 - 2014 Deferral Sub-Account
Each of the separate sub-accounts established under the 2006 - 2014 Deferral Account to record a Participant’s interest under the Restoration Plan attributable to each set of Pre-2015 Class Year Deferrals for each applicable individual Plan Year, including any related adjustments made in accordance with Section 2.5.
1.7    2006 - 2015 Matching Contribution Account

The portion of a Participant’s Matching Contribution Account attributable to amounts credited to such Matching Contribution Account during the 2006 through 2015 Plan Years, including any related adjustments made in accordance with Section 2.5.

1.8	Account
Collectively, a Participant’s Deferral Account, Matching Contribution Account, Make-up Contribution Account, ACC Account and any predecessor company account merged into the Restoration Plan as described in Section 5.6.

1.9	ACC Account
The account established and maintained on the books of a Participating Employer to record a Participant’s interest under the Restoration Plan attributable to amounts credited to the Participant pursuant to Section 2.4(d), including any related adjustments made in accordance with Section 2.5. Such amounts shall first be credited beginning in the 2016 Plan Year with respect to the 2015 Plan Year.

1.10	Bank 401(k) Plan
The Bank of America 401(k) Plan, as such plan is in effect from time to time.

1.11	Base Salary
The portion of the Eligible Employee’s compensation treated as base salary or wages by the Eligible Employee’s Participating Employer, or for an Eligible Employee who receives commissions, the portion of the Eligible Employee’s compensation treated as draw by the Eligible Employee’s Participating Employer.

1.12	Beneficiary
The “Beneficiary” of a Participant under the 401(k) Plan unless the Participant elects a different Beneficiary for purposes of the Restoration Plan in accordance with such procedures as the Global Human Resources Group may establish from time to time. If there is no Beneficiary election in effect under the 401(k) Plan or the Restoration Plan at the time of a Participant’s death, or if the designated Beneficiary fails to survive the Participant, then the Beneficiary shall be the Participant’s surviving spouse, or if there is no surviving spouse, the Participant’s estate.

1.13	Class Year Deferrals
For each Plan Year after the 2005 Plan Year, the deferrals of a Participant’s Base Salary under Section 2.3(b) for the Plan Year plus the deferral under Section 2.3(c) of any portion of the Participant’s Eligible Incentive Award earned for services rendered during the Plan Year, including any related adjustments made in accordance with Section 2.5.

1.14	Committee

The committee designated pursuant to Section 3.1.

1.15	Compensation
“Compensation” as defined in Section 1.18 of the Bank 401(k) Plan.

1.16	Corporation
Bank of America Corporation, a Delaware corporation, and any successor thereto.

1.17	Deferral Account
The account established and maintained on the books of a Participating Employer to record a Participant’s interest under the Restoration Plan attributable to amounts credited to the Participant pursuant to Section 2.3, including any related adjustments made in accordance with Section 2.5.

1.18	Eligible Compensation
“Eligible Compensation” as defined in Section 1.29 of the Merrill Lynch 401(k) SIP.

1.19	Eligible Employee
For a Plan Year, an Employee who the Global Human Resources Group has determined satisfies the eligibility requirements set forth in Section 2.1 for the Plan Year.

1.20	Eligible Incentive Award

(a)	Any commissions; and

(b)
Any incentive awards payable in cash pursuant to (i) the Bank of America Executive Incentive Compensation Plan or (ii) any other incentive compensation plan of the Corporation or any of its Subsidiaries approved for purposes of this Restoration Plan by the Committee. Eligible Incentive Awards may be payable annually, quarterly, or on such other basis as provided by the applicable plan. Eligible Incentive Awards shall not include contest prizes, hiring, retention or employment referral bonuses, one-time bonuses (other than special pay bonuses), suggestion program awards, long-term cash awards or any severance or similar benefits.

1.21	Employee
A common law employee of a Participating Employer who is identified as an employee in the personnel records of the Participating Employer.
1.22    401(k) Plan

With respect to an Eligible Employee, the applicable tax-qualified 401(k) plan in which the Eligible Employee participates: namely, either the Bank 401(k) Plan or the Merrill Lynch 401(k) SIP.

1.23	Global Human Resources Group
The Global Human Resources Group of the Corporation.

1.24	Make-up Contribution Account
The account established and maintained on the books of a Participating Employer to record a Participant’s interest under the Restoration Plan attributable to amounts credited to the Participant pursuant to Section 2.4(c), including any related adjustments made in accordance with Section 2.5.

1.25	Matching Contribution Account
The account established and maintained on the books of a Participating Employer to record a Participant’s interest under the Restoration Plan attributable to amounts credited to the Participant pursuant to Section 2.4(b) or Section 2.11, and any other Participating Employer matching contributions credited to the Participant, including any related adjustments made in accordance with Section 2.5.

1.26	Merrill Lynch 401(k) SIP
The Merrill Lynch & Co., Inc. 401(k) Savings & Investment Plan, as such plan is in effect from time to time.

1.27	Participant
An Eligible Employee who has elected to participate in the Restoration Plan for a Plan Year, or any other current or former Employee who has an Account balance under the Restoration Plan.

1.28	Participating Employer
The Corporation, each other “Participating Employer” under (and as defined in) the 401(k) Plan and any other incorporated or unincorporated trade or business which may hereafter adopt both the 401(k) Plan and the Restoration Plan. In addition, the Global Human Resources Group, in its sole and exclusive discretion, may designate certain other entities as “Participating Employers” under the Restoration Plan for such purposes as the Global Human Resources Group may determine from time to time.
1.29    Payment Election Source
A Pre-2015 Payment Election Source or a Post-2014 Payment Election Source, as applicable. Each separate Payment Election Source is a portion of a Participant’s Account for which the Participant could make a separate initial distribution election pursuant to Section 2.7, 2.8(a)(i) or 2.8(a)(ii)(A), as applicable.

1.30	Post-2014 Account
Collectively, a Participant’s Post-2014 Deferral Account, Post-2015 Matching Contribution Account, ACC Account and any predecessor company account merged into the Restoration Plan on or after January 1, 2015 as described in Section 5.6.

1.31	Post-2014 Class Year Deferrals
Class Year Deferrals with respect to Plan Years after the 2014 Plan Year.

1.32	Post-2014 Deferral Account
The portion of a Participant’s Deferral Account attributable to Post-2014 Class Year Deferrals, including any related adjustments made in accordance with Section 2.5.

1.33	Post-2014 Deferral Sub-Account
Each of the separate sub-accounts established under the Post-2014 Deferral Account to record a Participant’s interest under the Restoration Plan attributable to each set of Post-2014 Class Year Deferrals for each applicable individual Plan Year, including any related adjustments made in accordance with Section 2.5.

1.34	Post-2014 Payment Election Source
Each separate Post-2014 Deferral Sub-Account.

1.35	Post-2015 Matching Contribution Account
The portion of a Participant’s Matching Contribution Account attributable to amounts credited to such Matching Contribution Account after the 2015 Plan Year, including any matching contributions credited to such Matching Contribution Account after the 2015 Plan Year for a Participant with respect to any Eligible Incentive Award earned by the Participant for services rendered prior to the 2015 Plan Year but paid and deferred under Section 2.3(c) after the 2014 Plan Year, including any related adjustments made in accordance with Section 2.5.

1.36	Pre-2005 Account
Collectively, a Participant’s Pre-2005 Deferral Account, Pre-2005 Matching Contribution Account and Pre-2005 Other Contribution Account.

1.37	Pre-2005 Deferral Account

The portion of a Participant’s Deferral Account attributable to deferrals that were credited to the Restoration Plan prior to the 2005 Plan Year, including any related adjustments made in accordance with Section 2.5.

1.38	Pre-2005 Matching Contribution Account
The portion of a Participant’s Matching Contribution Account attributable to matching contributions that were credited to the Restoration Plan prior to the 2005 Plan Year, including any related adjustments made in accordance with Section 2.5.

1.39	Pre-2005 Other Contribution Account
The portion of a Participant’s Account attributable to any contributions other than deferrals and matching contributions that were credited to the Restoration Plan prior to the 2005 Plan Year, including any related adjustments made in accordance with Section 2.5.

1.40	Pre-2015 Account
Collectively, a Participant’s Pre-2005 Account, 2005 Account, 2006 - 2014 Deferral Account, 2006 - 2015 Matching Contribution Account, Make-up Contribution Account and any predecessor company account merged into the Restoration Plan prior to January 1, 2015 as described in Section 5.6.

1.41	Pre-2015 Class Year Deferrals
Class Year Deferrals with respect to Plan Years prior to the 2015 Plan Year.

1.42	Pre-2015 Payment Election Source
Separately, each of the following sub-accounts of a Participant’s Account:

(a)	the Pre-2005 Account;

(b)	the 2005 Account;

(c)	each separate 2006 - 2014 Deferral Sub-Account; and

(d)	the 2006 - 2015 Matching Contribution Account.

1.43	Restoration Plan
The Bank of America 401(k) Restoration Plan as in effect from time to time.

1.44	Rule of 60
At the time of Termination of Employment, a Participant’s having (a) completed at least 10 years of Vesting Service; and (b) attained a combined age and years of Vesting Service equal to at least 60.

1.45	Sub-Account
Separately, each of the following sub-accounts of a Participant’s Account:

(a)	each separate Pre-2015 Payment Election Source;

(b)	each separate Post-2014 Payment Election Source;

(c)	the Post-2015 Matching Contribution Account;

(d)	the ACC Account; and

(e)	the Make-up Contribution Account.
A separate distribution election or default time and form of payment rule, as applicable, pursuant to Sections 2.7 and 2.8 applies to each Sub-Account.

1.46	Termination of Employment (or to Terminate Employment)
For the purposes of the Restoration Plan, whether a “Termination of Employment” has occurred shall be determined in a manner consistent with the requirements of Section 409A of the Code and the Bank of America 409A Policy.

1.47	Total ACC-Eligible Compensation
With respect to the portion of a Plan Year (if any) during which the Participant is eligible to receive Annual Company Contributions under the 401(k) Plan, the total amount of compensation with respect to which the Participant (a) actually receives an Annual Company Contribution under the 401(k) Plan or (b) would receive an Annual Company Contribution under the 401(k) Plan but for the Participant’s election to defer compensation in the Restoration Plan.

1.48	Total Match-Eligible Compensation
The total gross Base Salary and Eligible Incentive Awards payable to a Participant during the portion of a Plan Year (if any) during which the Participant is eligible to receive matching contributions under the 401(k) Plan; provided, however, that in no event shall Total Match-Eligible Compensation for the Plan Year exceed the applicable limit described in Section 1.48(b) of the Bank 401(k) Plan or in Section 1.29(d)(ii) of the Merrill Lynch 401(k) SIP.

1.49	U.S. Trust Pension Plan
The Bank of America Pension Plan for Legacy U.S. Trust, a component document of the Bank of America Pension Plan, as such plan is in effect from time to time.

ARTICLE II
DEFERRED COMPENSATION PROVISIONS

2.1	Eligibility

(a)
Determination of Eligible Employees: Prior to each Plan Year, or at such other times as the Global Human Resources Group shall determine consistent with applicable law, the Global Human Resources Group shall determine which Employees shall be Eligible Employees for such Plan Year in accordance with the provisions of this Section.

(b)	Eligible Employees: An Employee shall be an Eligible Employee with respect to a Plan Year if the Global Human Resources Group determines that the Employee either:

(i)	has an annual rate of Base Salary as of the date of the eligibility determination equal to or exceeding the limitation of Section 401(a)(17) of the Code for the previous Plan Year; or

(ii)
had total compensation for the one-year period immediately prior to the date of the eligibility determination equal to or exceeding the limitation of Section 401(a)(17) of the Code for the previous Plan Year.

A newly hired Employee shall not be an Eligible Employee unless and until the Employee satisfies the foregoing eligibility requirements for the Plan Year after the Plan Year in which the Employee is hired.

(c)
Administrative Procedures: The Global Human Resources Group, in its discretion, shall establish the administrative procedures with respect to the eligibility determinations described in Subsections (a) and (b) of this Section, including without limitation the measurement of total compensation for any period and whether such measurement is of total cash compensation only or total cash compensation plus any special equity awards paid during the one-year measurement period. Notwithstanding anything in this Section to the contrary, the Global Human Resources Group may, in its discretion, determine that an Employee or group of Employees who otherwise meet the eligibility requirements described in this Section are nonetheless ineligible to participate in the Restoration Plan.

2.2	Form and Time of Deferral Elections

(a)	General: Each Eligible Employee for a Plan Year may elect to defer under the Restoration Plan such amounts as provided by this Article in accordance with the procedures set forth in this Section.

(b)	Timing of Deferral Elections: Any deferral elections made pursuant to this Section shall be made prior to January 1 of the Plan Year.

(c)
Form of Deferral Elections: All deferral elections made pursuant to this Section shall be made in writing on a form, or pursuant to such other non-written procedures, as may be prescribed from time to time by the Global Human Resources Group.

(d)
New Deferral Elections for 2015 Plan Year: An Eligible Employee must make a new deferral election under this Section for the 2015 Plan Year in accordance with procedures established from time to time by the Global Human Resources Group. Any prior deferral election in effect for a Plan Year prior to the 2015 Plan Year shall not continue in effect automatically for the 2015 Plan Year.

(e)	Failure to Make Deferral Election

(i)
For Plan Year When First Eligible: If an Eligible Employee does not make a deferral election under this Section for the first Plan Year for which such Employee is an Eligible Employee, such Eligible Employee shall be deemed to have elected not to defer any amount under the Restoration Plan for that Plan Year and such election shall be irrevocable for that Plan Year.

(ii)
For the 2015 and Later Plan Years: Effective with respect to the 2015 Plan Year and subsequent Plan Years after the 2015 Plan Year, if an Eligible Employee does not make a deferral election under this Section for a Plan Year for which such Eligible Employee is an Eligible Employee, such Eligible Employee shall be deemed to have elected not to defer any amount under the Restoration Plan for such Plan Year and such election shall be irrevocable for such Plan Year.

(f)
Irrevocability of Deferral Elections: All deferral elections made or deemed to be made, as applicable, pursuant to this Section shall be irrevocable for the Plan Year; provided, however, if an Eligible Employee receives a hardship distribution from the 401(k) Plan (or any other Code Section 401(k) plan maintained by the Corporation or any Affiliated Group Member) pursuant to Treas. Reg. Section 1.401(k)-1(d)(3): (i) the Eligible Employee shall not be entitled to defer any Base Salary or Eligible Incentive Award pursuant to the Restoration Plan during the 6-month period beginning upon the Eligible Employee’s receipt of the hardship distribution (such period, the “Suspension Period”), (ii) any existing election by the Eligible Employee to defer Base Salary or an Eligible Incentive Award under the Restoration Plan shall be cancelled, in accordance with Treas. Reg. Section 1.409A-3(j)(4)(viii), to the extent necessary to prohibit such deferrals during the Suspension Period, and (iii) no subsequent election by the Eligible Employee to defer Base Salary or an Eligible Incentive Award pursuant to the Restoration Plan shall become effective prior to the end of the Suspension Period.

(g)
Rehired Eligible Employees: Effective beginning with respect to the 2015 Plan Year, if an Eligible Employee elects to participate in the Restoration Plan for a Plan Year, Terminates Employment during the Plan Year and is subsequently re-hired during the same Plan Year as an Employee, such Employee shall not be an Eligible

Employee upon re-hire, and such Employee’s deferral election under the Restoration Plan with respect to such Plan Year in effect prior to Termination of Employment shall be cancelled for the remainder of the Plan Year after the re-hire date. Whether such Employee is an Eligible Employee for any Plan Year that begins after such Employee’s re-hire date shall be determined as described in Section 2.1.

2.3	Deferrals

(a)
Deferral Accounts: A Participating Employer shall establish and maintain on its books a Deferral Account for each Eligible Employee employed by such Participating Employer who makes or is deemed to have made, as applicable, a deferral election under Section 2.2. Such Deferral Account shall be designated by the name of the Eligible Employee for whom it is established. The amount to be deferred under this Section for a payroll period shall be credited to such Deferral Account on, or as soon as administratively practicable after, the payroll date. See Section 2.10 regarding the effect of “catch-up” contribution elections under the 401(k) Plan.

(b)
Election to Defer Base Salary: An Eligible Employee for a Plan Year may elect pursuant to Section 2.2 to defer up to 50% of the Eligible Employee’s Base Salary for the Plan Year. Any such deferral of an Eligible Employee’s Base Salary for a payroll period shall be made first before any deferral of Base Salary is made to the 401(k) Plan for such payroll period. Any portion of an Eligible Employee’s Base Salary not deferred under the Restoration Plan shall be included in the Eligible Employee’s compensation under the 401(k) Plan in accordance with, and subject to, the terms and provisions of the 401(k) Plan (and therefore shall be included in determining the amount of the Eligible Employee’s pre-tax retirement savings contributions and/or designated Roth contributions or employer contributions under the 401(k) Plan). Amounts deferred under the Restoration Plan shall not be taken into account for purposes of determining contributions or allocations under the 401(k) Plan.

(c)
Election to Defer Eligible Incentive Awards: Each Eligible Employee for a Plan Year may elect pursuant to Section 2.2 to defer up to 75% of any Eligible Incentive Award otherwise payable to the Eligible Employee for services rendered during the Plan Year (regardless of whether the Eligible Incentive Award is payable during or after the applicable Plan Year). In addition, effective beginning with respect to the 2015 Plan Year, each Eligible Employee for a Plan Year may elect pursuant to Section 2.2 to specify, in such deferral election, a maximum dollar amount to be deferred under this Subsection for the Plan Year. Any such deferral of an Eligible Employee’s Eligible Incentive Award shall be made first before any deferral of such Eligible Incentive Award is made to the 401(k) Plan. Any portion of an Eligible Incentive Award not deferred under the Restoration Plan shall be included in the Eligible Employee’s compensation under the 401(k) Plan in accordance with, and subject to, the terms and provisions of the 401(k) Plan (and therefore shall be included in determining the amount of the Eligible Employee’s pre-tax retirement savings contributions and/or designated Roth contributions or employer contributions under the 401(k) Plan). Amounts deferred under the Restoration Plan shall not be taken into account for purposes of determining contributions or allocations under the 401(k) Plan.

2.4	Matching, Make-up and Annual Company Contributions

(a)
Matching Contribution Account, Make-up Contribution Account and ACC Account: A Participating Employer shall establish and maintain on its books a Matching Contribution Account, a Make-up Contribution Account and/or an ACC Account for each Eligible Employee employed by such Participating Employer who is credited with a matching, make-up and/or annual company contribution under this Section. Such Matching Contribution Account, Make-up Contribution Account and/or ACC Account shall be designated by the name of the Eligible Employee for whom it is established.

(b)
Matching Contributions for Restoration Plan Deferrals: Subject to the provisions of Subsection (e) of this Section, if a Participant defers any amount under the Restoration Plan during a Plan Year in which the Participant is eligible to receive matching contributions under the 401(k) Plan, the Participant may be credited with a matching contribution to the Participant’s Matching Contribution Account for the Plan Year. The amount of the matching contribution, if any, is determined as Amount A less Amount B (but not less than zero), where:

(i)	Amount A equals 5% multiplied by the Participant’s Total Match-eligible Compensation for the Plan Year; and

(ii)
Amount B equals the aggregate amount of matching contributions that would have been allocated to the Participant’s account under the 401(k) Plan for each payroll period ending during the Plan Year plus the amount of any additional “true-up” match that would have been allocated under the 401(k) Plan for the Plan Year if the Participant had contributed at least 5% of Compensation or Eligible Compensation, as applicable, for the Plan Year.

Not in limitation but in amplification of the preceding provisions of this Subsection, and for the avoidance of doubt, the matching contribution calculation described in this Subsection will only result in a matching contribution under the Restoration Plan if, as a result of deferrals to the Restoration Plan, the Participant’s Compensation or Eligible Compensation, as applicable, is reduced to an amount that is below the applicable limit described in Section 1.48(b) of the Bank 401(k) Plan and in Section 1.29(d)(ii) of the Merrill Lynch 401(k) SIP. Matching contributions under the Restoration Plan shall be determined and credited as soon as administratively practicable following the end of the applicable Plan Year.

(c)
Make-up Contributions for Certain Legacy U.S. Trust Participants: For a Participant whose deferrals to the Restoration Plan reduced the amount of the Participant’s account benefit accruals under the U.S. Trust Pension Plan for a given Plan Year prior to the 2013 Plan Year, the Participant’s Participating Employer credited to the Participant’s Make-up Contribution Account an amount equal to 5% of the amount by which the Participant’s plan-eligible compensation under the U.S. Trust Pension Plan was reduced because of the Participant’s deferrals to the Restoration Plan. Notwithstanding the preceding sentence, no additional amounts shall be credited to any Participant’s Make-up Contribution Account for periods beginning on and after July 1, 2012.

(d)
Annual Company Contributions: Subject to the provisions of Subsection (e) of this Section and effective beginning with respect to the 2015 Plan Year, if a Participant is eligible to receive Annual Company Contributions under the 401(k) Plan, the Participant may be credited with an annual company contribution to the Participant’s ACC Account for the Plan Year. The amount of the annual company contribution, if any, is determined as Amount A less Amount B (but not less than zero), where:

(i)
Amount A equals the Participant’s Total ACC-Eligible Compensation multiplied by the percentage rate applicable to the Participant for purposes of calculating the Participant’s Annual Company Contribution under the 401(k) Plan for the relevant Plan Year; and

(ii)	Amount B equals the aggregate amount of Annual Company Contributions actually allocated to the Participant’s account under the 401(k) Plan for the Plan Year.
Not in limitation but in amplification of the preceding provisions of this Subsection, and for the avoidance of doubt, the annual company contribution calculation described in this Subsection will only result in an annual company contribution under the Restoration Plan if, as a result of deferrals to the Restoration Plan, the Participant’s Compensation or Eligible Compensation, as applicable, is reduced to an amount that is below the applicable limit described in Section 1.1(c) of the Bank 401(k) Plan and in Section 1.29(e)(iii) of the Merrill Lynch 401(k) SIP. Annual company contributions under the Restoration Plan shall be determined and credited as soon as administratively practicable following the end of the applicable Plan Year.

(e)
Payroll Taxes: The Global Human Resources Group may determine, in its sole and exclusive discretion, to deduct from the amount otherwise to be credited to the Matching Contribution Account, Make-up Contribution Account and/or ACC Account of a Participant for a Plan Year an amount necessary to pay any related payroll taxes.

2.5	Account Adjustments

(a)
Account Adjustments for Deemed Investments: The Committee shall from time to time designate one or more investment vehicle(s) in which the Accounts of Participants shall be deemed to be invested. The investment vehicle(s) may be designated by reference to the investment options available under other plans sponsored by a Participating Employer (including the 401(k) Plan). Each Participant shall designate the investment vehicle(s) in which the Participant’s Account shall be deemed to be invested according to procedures developed by the Global Human Resources Group, except as otherwise required by the terms of the Restoration Plan. No Participating Employer shall be under an obligation to acquire or invest in any of the deemed investment vehicle(s) under this Subsection, and any acquisition of or investment in a deemed investment vehicle by a Participating Employer shall be made in the name of the Participating Employer and shall remain the sole property of the Participating Employer. The Committee shall also establish from time to time a default fund into which a Participant’s Account shall be deemed to be invested if the Participant fails to provide investment instructions pursuant to this Subsection. Such default fund shall be the applicable investment vehicle determined pursuant to the terms of the 401(k) Plan’s default investment provisions.

(b)
Periodic Account Adjustments: Each Account shall be adjusted from time to time at such intervals as determined by the Global Human Resources Group. The Global Human Resources Group may determine the frequency of Account adjustments by reference to the frequency of Account adjustments under another plan sponsored by a Participating Employer. The amount of the adjustment shall equal the amount that each Participant’s Account would have earned (or lost) for the period since the last adjustment had the Account actually been invested in the 401(k) Plan in the deemed investment vehicle(s) designated by the Participant for such period pursuant to Subsection (a) of this Section. The Global Human Resources Group may establish any limitations on the frequency with which Participants may make investment designations under this Section as the Global Human Resources Group may determine necessary or appropriate from time to time, including limitations related to frequent trading or market timing activities.

(c)
Post-2015 Matching Contribution Account and ACC Account: Notwithstanding any provision of the Restoration Plan to the contrary, amounts credited to a Participant’s Post-2015 Matching Contribution Account and/or ACC Account, if any, for a Plan Year shall be deemed to be invested in the default fund referenced in Subsection (a) of this Section when first credited to such Sub-Accounts for each applicable Plan Year. After any such amounts are so credited, the Participant shall be able to designate different investment vehicle(s) in which such amounts shall be deemed to be invested on a prospective basis pursuant to Subsection (a) of this Section.

(d)
Residents of Canada: Notwithstanding any provision of the Restoration Plan to the contrary and in accordance with policies and procedures established by the Global Human Resources Group from time to time, if a Participant resides in Canada, such

Participant shall not be permitted to designate the investment vehicle(s) in which the Participant’s Account shall be deemed to be invested, and the Participant’s Account shall be adjusted instead from time to time at such intervals as determined by the Global Human Resources Group based on a 10% annual rate of return, for the duration of the Participant’s residence in Canada. The Global Human Resources Group may determine the frequency of such adjustments by reference to the frequency of account adjustments under another plan sponsored by a Participating Employer. If and when a Participant first commences residing in Canada, any prior designation of investment vehicle(s) previously made by the Participant shall be canceled, including any prior deemed investment in the Restoration Plan’s default fund described in Subsection (a) of this Section for any Participant who failed to provide investment instructions pursuant to Subsection (a) of this Section, and the Participant’s Account shall be adjusted based on a 10% annual rate of return as described in this Subsection. If and when such Participant changes the Participant’s residence and no longer resides in Canada, the Participant shall again be permitted to designate the investment vehicle(s) in which the Participant’s Account shall be deemed to be invested pursuant to Subsection (a) of this Section and any other applicable provisions of the Restoration Plan, and unless and until the Participant affirmatively makes such a designation, the Participant’s Account shall be deemed to be invested in the default fund described in Subsection (a) of this Section. The provisions of this Subsection also apply to a Participant’s Beneficiary following the Participant’s death and before the final payment of the Participant’s Account to the Participant’s Beneficiary, if such Beneficiary resides in Canada, and the uses of the term “Participant” in the preceding sentences of this Subsection shall be read to also mean “Beneficiary,” as applicable. For the avoidance of doubt, with respect to a Participant or Beneficiary described in this Subsection, the provisions of this Subsection shall control the adjustment of such Participant's Account notwithstanding any provision of Sections 2.8(f), 2.8(g) and 2.8(h) to the contrary.

2.6	Vesting of Accounts
All Deferral Accounts and Make-up Contribution Accounts are fully (100%) vested. Because all 401(k) matching contributions are fully (100%) vested as of January 1, 2005, all Matching Contribution Accounts shall be fully (100%) vested for any active Employee who participates in the Restoration Plan from and after January 1, 2005. The vesting provisions of the Restoration Plan as in effect prior to January 1, 2005 shall continue to apply to any Employee who Terminated Employment with the Participating Employers prior to January 1, 2005. The 401(k) Plan vesting provisions applicable to the Annual Company Contributions (as defined in the 401(k) Plan) shall apply to the ACC Accounts.

2.7	Special Payment Elections
Each Participant who was in the active service of a Participating Employer on any date during 2005 was given the opportunity during 2005 to make a payment election applicable separately to the Participant’s (i) Pre-2005 Account and (ii) 2005 Account. The Participant

could in each case elect from among the available forms of payment options set forth in Section 2.8(b), and such election was immediately effective. In the event a Participant covered by this Section failed to make a payment election with respect to either the Participant’s Pre-2005 Account or 2005 Account, as applicable, the payment method was deemed to be (x) the payment method most recently elected by the Participant under the Restoration Plan prior to the 2005 special payment election opportunity according to the records of the Global Human Resources Group, even if that prior payment election had not yet become effective, or (y) in the absence of any such prior payment election, a lump sum payment following Termination of Employment as set forth in Section 2.8(b)(i). Any subsequent change to such payment election must comply with the requirements of Section 2.8(d). Payments pursuant to such election shall otherwise be subject to the requirements of Section 2.8, including without limitation the default lump sum payment rules of Section 2.8(e)(i) and the special rules for certain “specified employees” pursuant to Section 2.8(j).

2.8	Distribution Provisions

(a)	Payment Elections

(i)	Class Year Deferrals

(A)
2006 - 2014 Deferral Account: A Participant for a Plan Year beginning with the 2006 Plan Year through the 2014 Plan Year elected from among the available forms of payment set forth in Subsection (b) of this Section the form of payment that shall apply to the applicable 2006 - 2014 Deferral Sub-Account consisting of the amounts attributable to each set of Pre-2015 Class Year Deferrals for each such applicable individual Plan Year. The class year payment election was made coincident with the deferral elections under Sections 2.3(b) and 2.3(c) for each such Plan Year.

(B)
Post-2014 Deferral Account: A Participant for a Plan Year beginning with the 2015 Plan Year shall elect from among the available forms of payment set forth in Subsection (c) of this Section the form of payment that shall apply to the applicable Post-2014 Deferral Sub-Account consisting of the amounts attributable to each set of Post-2014 Class Year Deferrals for each such applicable individual Plan Year. The class year payment election is made coincident with the deferral elections under Sections 2.3(b) and 2.3(c) for each such Plan Year.

(ii)	Matching Contributions

(A)
2006 - 2015 Matching Contribution Account: A Participant elected from among the available forms of payment set forth in Subsection (b) of this Section the form of payment that shall apply to the Participant’s 2006 - 2015 Matching Contribution Account. The

Participant made such payment election coincident with the first time the Participant was an Eligible Employee under the Restoration Plan for any Plan Year beginning on or after January 1, 2006. Notwithstanding any provision of the Restoration Plan to the contrary, except for a withdrawal on account of an unforeseeable emergency pursuant to Subsection (i) of this Section, a Participant’s 2006 - 2015 Matching Contribution Account shall not be payable until the Participant has Terminated Employment.

(B)
Post-2015 Matching Contribution Account: Notwithstanding any provision of the Restoration Plan to the contrary, a Participant’s Post-2015 Matching Contribution Account shall be payable as a lump sum payment following Termination of Employment as set forth in Paragraph (i) of Subsection (c) of this Section. In no event shall a Participant be able to change the time or form of such payment pursuant to Subsection (d) of this Section.

(iii)
Make-up Contributions: Notwithstanding any provision of the Restoration Plan to the contrary, except for a withdrawal on account of an unforeseeable emergency pursuant to Subsection (i) of this Section, a Participant’s Make-up Contribution Account shall be payable as a lump sum payment following Termination of Employment as set forth in Subsection (b) of this Section unless the Participant changes the time of such payment pursuant to Subsection (d) of this Section. In no event shall a Participant be able to change the form of such payment.

(iv)
Annual Company Contributions: Notwithstanding any provision of the Restoration Plan to the contrary, a Participant’s ACC Account shall be payable as a lump sum payment following Termination of Employment as set forth in Paragraph (i) of Subsection (c) of this Section. In no event shall a Participant be able to change the time or form of such payment pursuant to Subsection (d) of this Section.

(b)
Available Forms of Payment for Pre-2015 Payment Election Sources: The forms of payment described in this Subsection are available for each Pre-2015 Payment Election Source. A single form of payment must be elected for each Pre-2015 Payment Election Source (i.e., a Pre-2015 Payment Election Source may not be “split” among more than one form of payment).

(i)
Lump Sum Payment following Termination of Employment: The balance of the applicable Pre-2015 Payment Election Source shall be payable in a single cash payment following zero years after the Participant’s Termination of Employment.

(ii)	Lump Sum Payment in Specified Year: The balance of the applicable Pre-2015 Payment Election Source shall be payable in a single cash payment in the calendar year elected by the Participant, not to exceed the calendar year in which the Participant attains age 75.

(iii)
Lump Sum Payment upon Later of Termination of Employment or Specified Year: The balance of the applicable Pre-2015 Payment Election Source shall be payable in a single cash payment upon the later of (A) following zero years after the Participant’s Termination of Employment or (B) the calendar year elected by the Participant, not to exceed the calendar year in which the Participant attains age 75.

(iv)
Annual Installments following Termination of Employment: The balance of the applicable Pre-2015 Payment Election Source shall be payable in annual installment payments over a period of years elected by the Participant from two to 10 years commencing following zero years after the Participant’s Termination of Employment.

(v)
Annual Installments Commencing in Specified Year: The balance of the applicable Pre-2015 Payment Election Source shall be payable in annual installment payments over a period of years elected by the Participant from two to 10 years commencing in the calendar year elected by the Participant, not to exceed the calendar year in which the Participant attains age 75.

(vi)
Annual Installments Commencing upon Later of Termination of Employment or Specified Year: The balance of the applicable Pre-2015 Payment Election Source shall be payable in annual installment payments over a period of years elected by the Participant from two to 10 years commencing upon the later of (A) following zero years after the Participant’s Termination of Employment or (B) the calendar year elected by the Participant, not to exceed the calendar year in which the Participant attains age 75.

A Participant who failed to make a payment election for the Participant’s Pre-2005 Account and/or 2005 Account, if any, in accordance with the provisions of Section 2.7 had a payment method deemed for such Sub-Account(s) as described in Section 2.7. A Participant who failed to make a payment election for a Pre-2015 Payment Election Source other than the Participant’s Pre-2005 Account and/or 2005 Account, if any, in accordance with the provisions of this Subsection was deemed to have elected a lump sum payment following zero years after the Participant’s Termination of Employment as described in Paragraph (i) of this Subsection. A Participant who made a specified year election under Paragraphs (ii), (iii), (v) or (vi) of this Subsection had to elect a calendar year that began at least 12 months after the start of the Plan Year immediately prior to which the Participant made such election (for example, with respect to the Pre-2015 Payment Election Source comprised of Class Year Deferrals for the 2013 Plan Year, the earliest calendar year a Participant could elect for a specified year distribution was 2014). Notwithstanding the ability a Participant had to make a payment election for a Pre-2015 Payment Election Source in accordance with the provisions of Subsection (a) of this Section and this Subsection, the time and form of payment applicable to a Participant’s Make-Up Contribution Account are determined in accordance with Paragraph (iii) of Subsection (a) of this Section.

(c)
Available Forms of Payment for Post-2014 Payment Election Sources: A Participant shall elect from among the forms of payment described in this Subsection for each Post-2014 Payment Election Source. The Participant must elect a single form of payment applicable to each Post-2014 Payment Election Source (e.g., a Post-2014 Payment Election Source may not be “split” among more than one form of payment).

(i)
Lump Sum Payment following Termination of Employment: The balance of the applicable Post-2014 Payment Election Source shall be payable in a single cash payment following a specified number of years, elected by the Participant from zero to 10 years, after the Participant’s Termination of Employment.

(ii)	Lump Sum Payment in Specified Year: The balance of the applicable Post-2014 Payment Election Source shall be payable in a single cash payment in the calendar year elected by the Participant.

(iii)
Lump Sum Payment upon Later of Termination of Employment or Specified Year: The balance of the applicable Post-2014 Payment Election Source shall be payable in a single cash payment upon the later of (A) following a specified number of years, elected by the Participant from zero to 10 years, after the Participant’s Termination of Employment or (B) the calendar year elected by the Participant.

(iv)
Annual Installments following Termination of Employment: The balance of the applicable Post-2014 Payment Election Source shall be payable in annual installment payments over a period of years elected by the Participant from two to 15 years commencing following a specified number of years, elected by the Participant from zero to 10 years, after the Participant’s Termination of Employment.

(v)
Annual Installments Commencing in Specified Year: The balance of the applicable Post-2014 Payment Election Source shall be payable in annual installment payments over a period of years elected by the Participant from two to 15 years commencing in the calendar year elected by the Participant.

(vi)
Annual Installments Commencing upon Later of Termination of Employment or Specified Year: The balance of the applicable Post-2014 Payment Election Source shall be payable in annual installment payments over a period of years elected by the Participant from two to 15 years commencing upon the later of (A) following a specified number of years, elected by the Participant from zero to 10 years, after the Participant’s Termination of Employment or (B) the calendar year elected by the Participant.
A Participant who fails to make a payment election for a Post-2014 Payment Election Source in accordance with the provisions of Subsection (a) of this Section and this Subsection shall be deemed to have elected for such Post-2014 Payment Election Source a lump sum payment following zero years after the Participant’s Termination of Employment as described in Paragraph (i) of this Subsection. A Participant who makes a specified year election under Paragraphs (ii), (iii), (v) or (vi) of this Subsection must elect a calendar year that begins at least 24 months after the start of the Plan Year immediately prior to which the Participant is making such election (for example, with respect to the Post-2014 Payment Election Source comprised of Class Year Deferrals for the 2015 Plan Year, the earliest calendar year a Participant can elect for a specified year distribution is 2017). Notwithstanding a Participant’s ability to make a payment election for a Post-2014 Payment Election Source in accordance with the provisions of Subsection (a) of this Section and this Subsection, the time and form of payment applicable to a Participant’s Post-2015 Matching Contribution Account and ACC Account are determined in accordance with Subparagraph (B) of Paragraph (ii) of Subsection (a) of this Section and with Paragraph (iv) of Subsection (a) of this Section, respectively.

(d)
Subsequent Changes to Payment Elections: Subject to any restrictions on time and form of payment described in Subsection (a) of this Section regarding a Participant’s Make-Up Contribution Account, Post-2015 Matching Contribution Account or ACC Account, and subject to any restrictions described on Schedule 5.6, a Participant may change the time or form of payment specified under Subsection (a) of this Section or elected under Subsections (b) or (c) of this Section, or the time or form of payment subsequently elected under this Subsection, with respect to a Sub-Account only if (i) such election is made at least 12 months prior to January 1 of the Plan Year in which the payment of the Sub-Account would have otherwise commenced and (ii) the effect of such election is to defer commencement of such payments by at least five years.

(e)	Overriding Payment Provisions

(i)
Pre-2015 Account: Notwithstanding any provision of the Restoration Plan to the contrary, a Participant’s entire remaining Pre-2015 Account balance shall be payable in a single cash payment following zero years after the Participant’s Termination of Employment if, as of the Participant’s date of Termination of Employment, either (A) the amount of the Participant’s Pre-2015 Account balance equals $50,000 or less or (B) the Participant had less than 60 months of Vesting Service; provided, however, that the provisions of Schedule 5.6 shall determine whether any portion of a Participant’s Pre-2015 Account attributable to any predecessor company account merged into the Restoration Plan prior to January 1, 2015 is or is not subject to the default lump sum payment rule described in this Paragraph.

(ii)
Post-2014 Account: Notwithstanding any provision of the Restoration Plan to the contrary, (A) a Participant’s entire remaining Post-2014 Account balance shall be payable in a single cash payment following zero years after the Participant’s Termination of Employment if, as of the Participant’s date of Termination of Employment, the Participant has not satisfied the Rule of 60 and (B) each of a Participant’s Post-2014 Payment Election Sources shall be payable upon the later of (1) the specified year which is the calendar year immediately following the calendar year in which the Participant attains age 70 or (2) following zero years after the Participant’s Termination of Employment, in the form elected or deemed to have been elected by the Participant in accordance with the provisions of Subsections (a) and (c) of this Section; provided, however, that the provisions of Schedule 5.6 shall determine whether any portion of a Participant’s Post-2014 Account attributable to any predecessor company account merged into the Restoration Plan on or after January 1, 2015 is or is not subject to the overriding payment rule described in this Paragraph.

(f)	Timing of Lump Sum Payments

(i)
Lump Sum Payment following Termination of Employment: A Sub-Account payable as a lump sum following zero years after a Participant’s Termination of Employment shall be paid in a single cash payment to the Participant within 90 days following the end of the Plan Year in which the Termination of Employment occurs; provided, however, that if the Global Human Resources Group is not notified of a Participant’s Termination of Employment until after the end of the Plan Year in which such Termination of Employment occurs, then payment shall be made by the end of the Plan Year following the Plan Year of Termination of Employment. A Sub-Account payable as a lump sum following a specified number of years from one to 10 years after a Participant’s Termination of Employment shall be paid in a single cash payment to the Participant within 90 days following the end of the Plan Year in which the applicable anniversary of the Participant’s Termination of Employment date occurs (for example, if a Sub-Account is payable as a lump sum following five years after a Participant’s Termination of Employment, such Sub-Account shall be paid in a single cash payment to the Participant within 90 days following the end of the Plan Year in which the fifth anniversary of the Participant’s Termination of Employment date occurs). Notwithstanding anything in this Paragraph to the contrary, if (A) any portion of a Participant’s Matching Contribution Account or (B) a Participant’s ACC Account is payable as a lump sum following a specified number of years from zero to 10 years after a Participant’s Termination of Employment, any matching contributions and/or annual company contributions credited after the applicable payment date described in the first two sentences of this Paragraph shall be paid in a single cash payment to the Participant within 90 days following the end of the Plan Year in which such matching contributions and/or annual company contributions are credited. Except as otherwise provided in Section 2.5(d), the Participant shall continue to be eligible to elect from among the available deemed investment vehicles pursuant to Section 2.5 through the last business day immediately preceding the payment date. The single cash payments referenced in this Paragraph shall be in an amount equal to the balance of the Sub-Account as of the last business day immediately preceding the applicable payment date.

(ii)
Lump Sum Payment in Specified Year: For any Sub-Account payable as a lump sum in a specified year elected by a Participant, the Participant shall be paid during the first 90 days of the applicable Plan Year of payment elected by the Participant a single cash payment in an amount equal to the balance of the Sub-Account as of the last business day immediately preceding the payment date. Except as otherwise provided in Section 2.5(d), the Participant shall continue to be eligible to elect from among the available deemed investment vehicles pursuant to Section 2.5 through the last business day immediately preceding the payment date.

(g)	Timing of Annual Installments

(i)
Annual Installments following Termination of Employment: For any Sub-Account payable as annual installments commencing following zero years after a Participant’s Termination of Employment, the first installment shall be paid to the Participant within 90 days following the end of the Plan Year in which the Termination of Employment occurs; provided, however, that if the Global Human Resources Group is not notified of a Participant’s Termination of Employment until after the Plan Year in which the Termination of Employment occurs, then the first installment shall be paid by the end of the Plan Year following the Plan Year of Termination of Employment. For any Sub-Account payable as annual installments commencing following a specified number of years from one to 10 years after a Participant’s Termination of Employment, the first installment shall be paid to the Participant within 90 days following the end of the Plan Year in which the applicable anniversary of the Participant’s Termination of Employment date occurs (for example, if a Sub-Account is payable as annual installments commencing following five years after a Participant’s Termination of Employment, the first installment shall be paid to the Participant within 90 days following the end of the Plan Year in which the fifth anniversary of the Participant’s Termination of Employment date occurs). Each subsequent installment shall be paid within 90 days following the end of each subsequent Plan Year during the elected payment period. The amount of each installment payment shall equal the balance of the Sub-

Account as of the last business day immediately preceding the applicable payment date divided by the number of remaining installments (including the installment then payable). Except as otherwise provided in Section 2.5(d), the Participant shall continue to be eligible to elect from among the available deemed investment vehicles pursuant to Section 2.5 through the last business day immediately preceding the final payment.

(ii)
Annual Installments Commencing in Specified Year: For any Sub-Account payable as annual installments commencing in a specified year elected by a Participant, the first annual installment shall be payable during the first 90 days of the applicable Plan Year of commencement elected by the Participant. Each subsequent installment shall be paid within 90 days following the end of each subsequent Plan Year during the elected payment period. The amount of each installment payment shall equal the balance of the Sub-Account as of last business day immediately preceding the applicable payment date divided by the number of remaining installments (including the installment then payable). Except as otherwise provided in Section 2.5(d), the Participant shall continue to be eligible to elect from among the available deemed investment vehicles pursuant to Section 2.5 through the last business day immediately preceding the final payment.

(h)
Death of a Participant: If a Participant dies before having been paid the entire balance of the Participant’s Account (including a Participant receiving installment payments), the remaining unpaid balance of the Account shall be payable to the Participant’s Beneficiary in a single cash payment within 90 days following the end of the Plan Year in which the Participant dies. Except as otherwise provided in Section 2.5(d), the Beneficiary shall continue to be eligible to elect from among the available deemed investment vehicles pursuant to Section 2.5 through the last business day immediately preceding the final payment of the Account.

(i)	Withdrawals on Account of an Unforeseeable Emergency

(i)
Pre-2015 Account: A Participant may, in the Global Human Resources Group’s sole discretion, receive a refund of all or any part of the amounts previously credited to the Participant’s Pre-2015 Account in the case of an “unforeseeable emergency.” A Participant requesting a payment pursuant to this Section shall have the burden of proof of establishing, to the Global Human Resources Group’s satisfaction, the existence of such “unforeseeable emergency,” and the amount of the payment needed to satisfy the same. In that regard, the Participant shall provide the Global Human Resources Group with such financial data and information as the Global Human Resources Group may request. If the Global Human Resources Group determines that a payment should be made to a Participant under this Section, such payment shall be made within a reasonable time after the Global Human Resources

Group’s determination of the existence of such “unforeseeable emergency” and the amount of payment so needed. The Global Human Resources Group may in its discretion establish the order in which amounts shall be withdrawn under this Section from a Participant’s Pre-2015 Account. As used herein, the term “unforeseeable emergency” means a severe financial hardship to a Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that shall constitute an “unforeseeable emergency” shall depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, or (B) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. Examples of what are not considered to be “unforeseeable emergencies” include the need to send a Participant’s child to college or the purchase of a home. Withdrawals of amounts because of an “unforeseeable emergency” shall not exceed an amount reasonably needed to satisfy the emergency need. The Global Human Resources Group shall also permit an “unforeseeable emergency” request to be made under this Paragraph by a Participant’s Beneficiary following the Participant’s death.

(ii)	Post-2014 Account: Withdrawals on account of unforeseeable emergencies shall not be permitted from a Participant’s Post-2014 Account under the Restoration Plan.

(j)
Special Provisions for “Specified Employees”: Notwithstanding any provision of the Restoration Plan to the contrary, to the extent applicable, in no event shall any payment hereunder that is triggered by a Participant’s Termination of Employment be made to a “specified employee” within the meaning of Section 409A of the Code and the Bank of America 409A Policy earlier than six months after the date of the Participant’s Termination of Employment, except in connection with the Participant’s death. Not in limitation but in amplification of the preceding sentence, if a Participant who is a “specified employee” Terminates Employment during a Plan Year on or after July 1 of that Plan Year and a payment that would have been made to such Participant during the first 90 days following the end of that Plan Year must be delayed under this Subsection, such payment shall be made instead during the first 90 days following the end of the Plan Year that began next following the Participant’s Termination of Employment. For example, if a Participant described in the immediately preceding sentence Terminates Employment during the 2015 Plan Year on or after July 1, 2015, any amount payable as a lump sum following the Participant’s Termination of Employment that normally would have been paid within the first 90 days of 2016 will be paid instead during the first 90 days of 2017.

2.9	General Payment Provisions

(a)
Payments for Participants Who Terminated Employment Prior to 2005: Payments to any Participant who Terminated Employment prior to 2005 shall be made in accordance with the provisions of the Restoration Plan as in effect prior to 2005.

(b)
Other Payment Provisions: To be effective, any elections under Sections 2.7 or 2.8 shall be made on such form, at such time and pursuant to such procedures as determined by the Global Human Resources Group in its sole discretion from time to time. Any deferral or payment hereunder shall be subject to applicable payroll and withholding taxes. In the event any amount becomes payable under the provisions of the Restoration Plan to a Participant, Beneficiary or other person who is a minor or an incompetent, whether or not declared incompetent by a court, such amount may be paid directly to the minor or incompetent person or to such person’s fiduciary (or attorney-in-fact in the case of an incompetent) as the Global Human Resources Group, in its sole discretion, may decide, and the Global Human Resources Group shall not be liable to any person for any such decision or any payment pursuant thereto.

2.10	Catch-Up Contributions
Certain Eligible Employees may become eligible under the 401(k) Plan to make “catch-up” contributions within the meaning of Section 414(v) of the Code. Any such catch-up contributions made to the 401(k) Plan shall not in any manner affect the determination of the amount of deferrals to the Restoration Plan under Section 2.3. Instead, such catch-up contributions shall be in addition to the aggregate combined deferrals elected to the 401(k) Plan and Restoration Plan hereunder.

2.11	Other Contributions
The Participating Employers may from time to time, in their sole and exclusive discretion, elect to credit a Participant’s Account with additional amounts not otherwise contemplated by this Article.

2.12	Special Provisions Related to Rehired Participants
Notwithstanding anything in the Restoration Plan to the contrary, if a Participant Terminates Employment and is subsequently re-hired as an Employee and again becomes an Eligible Employee with respect to a Plan Year that begins after such Employee’s re-hire date, any amount remaining in the Employee’s 2006 - 2015 Matching Contribution Account, Post-2015 Matching Contribution Account or ACC Account, as applicable, attributable to the Employee’s period of employment prior to the Employee’s Termination of Employment shall be segregated so that such segregated portion of the 2006 - 2015 Matching Contribution Account, Post-2015 Matching Contribution Account or ACC Account, as applicable, can be paid at the time and in the form of payment applicable to the 2006 - 2015 Matching

Contribution Account, Post-2015 Matching Contribution Account or ACC Account, as applicable, at the time of Termination of Employment or as subsequently changed pursuant to Section 2.8(d). Any matching contributions or annual company contributions credited to the Employee’s 2006 - 2015 Matching Contribution Account, Post-2015 Matching Contribution Account or ACC Account, respectively, with respect to a Plan Year that begins after such Employee’s re-hire date shall be paid at the time and in the form of payment applicable to the 2006 - 2015 Matching Contribution Account, Post-2015 Matching Contribution Account or ACC Account, as applicable, at the time of the Employee’s subsequent Termination of Employment or as subsequently changed pursuant to Section 2.8(d). In addition, when a former Participant is re-hired as an Employee, the 401(k) Plan forfeiture reinstatement provisions applicable to the Annual Company Contributions (as defined in the 401(k) Plan) shall apply to any ACC Account amounts forfeited when the Participant Terminated Employment.
ARTICLE III
PLAN ADMINISTRATION

3.1	Committee
The Restoration Plan shall be administered by the “committee” under (and as defined in) the 401(k) Plan (although certain provisions of the Restoration Plan shall be administered by the Global Human Resources Group as specified herein). The Committee shall have full discretionary authority to interpret the provisions of the Restoration Plan, and decide all questions and settle all disputes which may arise in connection with the Restoration Plan, and may establish its own operative and administrative rules and procedures in connection therewith, provided such procedures are consistent with the requirements of Section 503 of ERISA. All interpretations, decisions and determinations made by the Committee will be binding on all persons concerned. No member of the Committee who is a Participant in the Restoration Plan may vote or otherwise participate in any decision or act with respect to a matter relating solely to such member (or to such member’s Beneficiaries). Not in limitation, but in amplification, of the foregoing provisions of this Section, the Committee has the duty and power to modify or supplement any Restoration Plan accounting method, practice or procedure, make any adjustments to Accounts or modify or supplement any other aspect of the operation or administration of the Restoration Plan in such manner and to such extent consistent with and permitted by the Code that the Committee deems necessary or appropriate to correct errors and mistakes, to effect proper and equitable Account adjustments or otherwise to ensure the proper and appropriate administration and operation of the Restoration Plan.

ARTICLE IV
AMENDMENT AND TERMINATION

4.1	Amendment and Termination
The Corporation shall have the right and power at any time and from time to time to amend the Restoration Plan in whole or in part, on behalf of all Participating Employers, and at any time to terminate the Restoration Plan or any Participating Employer’s participation hereunder; provided, however, that no such amendment or termination shall reduce the amount actually credited to the Account(s) of any Participant (or Beneficiary of a deceased Participant) on the date of such amendment or termination, or further defer the due dates for the payment of such amounts, without the consent of the affected person. To the extent permitted by Section 409A of the Code, in connection with any termination of the Restoration Plan the Corporation shall have the authority to cause the Accounts of all Participants (and the Beneficiaries of any deceased Participants) to be paid in a single sum payment as of a date determined by the Corporation or to otherwise accelerate the payment of all Accounts in such manner as the Corporation shall determine in its discretion.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1	Nature of Plan and Rights
The Restoration Plan is unfunded and intended to constitute an incentive and deferred compensation plan for a select group of officers and key management employees of the Participating Employers. If necessary to preserve the above intended plan status, the Committee, in its sole discretion, reserves the right to limit or reduce the number of actual Participants and otherwise to take any remedial or curative action that the Committee deems necessary or advisable. The Accounts established and maintained under the Restoration Plan by a Participating Employer are for accounting purposes only and shall not be deemed or construed to create a trust fund of any kind or to grant a property interest of any kind to any Employee, Beneficiary or estate. The amounts credited by a Participating Employer to such Accounts are and for all purposes shall continue to be a part of the general assets of such Participating Employer, and to the extent that an Employee, Beneficiary or estate acquires a right to receive payments from such Participating Employer pursuant to the Restoration Plan, such right shall be no greater than the right of any unsecured general creditor of such Participating Employer.

5.2	Spendthrift Provision
A Participant’s or Beneficiary’s rights and interests under the Restoration Plan may not be assigned or transferred by the Participant or Beneficiary. In that regard, no part of any amounts credited or payable hereunder shall, prior to actual payment, (a) be subject to seizure, attachment, garnishment or sequestration for the payment of debts, judgments, alimony or separate maintenance owed by the Participant or any other person, (b) be transferable by operation of law in the event of the Participant’s or any person’s bankruptcy or insolvency or (c) be transferable to a spouse as a result of a property settlement or otherwise. Notwithstanding anything in this Section to the contrary, the Participating Employers shall have the right to offset from a Participant’s unpaid benefits under the Restoration Plan any amounts due and owing from the Participant to the extent permitted by law.

5.3	Limitation of Rights
Neither the establishment of the Restoration Plan, nor any amendment thereof, nor the payment of any benefits will be construed as giving any individual any legal or equitable right against the Company, any Participating Employer, or the Committee. In no event will the Restoration Plan be deemed to constitute a contract between any Employee and the Company, a Participating Employer, or the Committee. The Restoration Plan shall not be deemed to be consideration for, or an inducement for, the performance of services by an Employee of a Participating Employer.

5.4	Adoption by Other Participating Employers

The Restoration Plan may be adopted by any Participating Employer participating under the 401(k) Plan, such adoption to be effective as of the date specified by such Participating Employer at the time of adoption.

5.5	Governing Law
The Restoration Plan shall be construed, administered and governed in accordance with the laws of the State of North Carolina, except to the extent such laws are preempted by federal law.

5.6	Merged Plans

(a)
Merger of Plans: From time to time the Participating Employers may cause other nonqualified plans to be merged into the Restoration Plan. Schedule 5.6 attached hereto sets forth the names of the plans that merged into the Restoration Plan by January 1, 2015 and their respective merger dates. Schedule 5.6 shall be updated from time to time to reflect mergers after January 1, 2015.

(b)
Effect of Merger of Plans: Upon such a merger, the account balance(s) immediately prior to the date of merger of each participant in the merged plan shall be transferred and credited as of the merger date to one or more Accounts established under the Restoration Plan for such Participant, including without limitation a predecessor company Account as determined by the Global Human Resources Group. From and after the merger date, the Participant’s rights shall be determined under the Restoration Plan, and the Participant shall be subject to all of the restrictions, limitations and other terms and provisions of the Restoration Plan. Not in limitation of the foregoing, each Restoration Plan Account established for the Participant as a result of the merger shall be periodically adjusted when and as provided in Section 2.5 hereof as in effect from time to time and shall be paid at such time and in such manner as provided in Section 2.7 and Section 2.8 hereof, except to the extent otherwise provided on Schedule 5.6. The Global Human Resources Group shall, in its discretion, establish any procedures it deems necessary or advisable in order to administer any such plan mergers, including without limitation procedures for transitioning from the method of Account adjustments under the prior plan to the methods provided for under the Restoration Plan. The Global Human Resources Group may also establish any special distribution or other rules with respect to such balances, which such special rules shall be specified on Schedule 5.6.

5.7	Status under ERISA
The Restoration Plan is maintained for purposes of providing deferred compensation for a select group of management or highly compensated employees. In addition, to the extent that the Restoration Plan makes up benefits limited under the 401(k) Plan as a result of Section 415 of the Code, the Restoration Plan shall be considered an “excess benefit plan” within the meaning of ERISA.

5.8	Compliance with Section 409A of the Code
The Restoration Plan is intended to comply with Section 409A of the Code. Notwithstanding any provision of the Restoration Plan to the contrary, the Restoration Plan shall be interpreted, operated and administered in a manner consistent with this intent.

5.9	Severability
If any provision of the Restoration Plan is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

5.10	Headings and Subheadings
Headings and subheadings are inserted for convenience only and are not to be considered in the construction of the provisions of the Restoration Plan.

5.11	Social Security Tax
Subject to the requirements of Section 3121(v)(2) of the Code, the Committee has the full discretion and authority to determine when Federal Insurance Contribution Act (“FICA”) taxes on a Participant’s Restoration Plan benefit or Account are paid and whether any portion of such FICA taxes shall be withheld from the Participant’s wages or deducted from the Participant’s Restoration Plan benefit or Account.

5.12	Claims Procedure
Any claim for benefits under the Restoration Plan by a Participant or Beneficiary shall be made in accordance with the claims procedures set forth in the 401(k) Plan.

5.13	Limited Effect Of Restatement
Notwithstanding any provision of the Restoration Plan to the contrary, to the extent permitted by ERISA and the Code, this instrument shall not affect the availability, amount, form or method of payment of benefits being paid before the effective date hereof to any Participant or former Participant (or a Beneficiary of either) in the Restoration Plan who is not an active Participant on or after the effective date hereof, said availability, amount, form or method of payment of benefits, if any, to be determined in accordance with the applicable provisions of the Restoration Plan as in effect prior to the effective date hereof.

5.14	Binding Effect
The Restoration Plan (including any and all amendments hereto) shall be binding upon the Participating Employers, their respective successors and assigns, and upon the Participants and their Beneficiaries and their respective heirs, executors, administrators, personal representatives and all other persons claiming by, under or through any of them.

IN WITNESS WHEREOF, this instrument has been executed by the Corporation on the 5th day of December, 2014 and effective as of January 1, 2015.
BANK OF AMERICA CORPORATION

By: /s/ Richard J. Hille
Richard J. Hille
Global Head of Compensation and Benefits
Bank of America Corporation

SCHEDULE 5.6
MERGED PLANS AS OF JANUARY 1, 2015

Plan Name	Date of Merger
C&S Policy Committee Supplemental Savings Plan	December 31, 1992
C&S Key Executive Supplemental Savings Plan	December 31, 1992
C&S/Sovran Supplemental Retirement Plan for Former Sovran Executives (Thrift Restoration Benefits)	December 31, 1992
First & Merchants Corporation Deferred Management Incentive Compensation Plan	March 31, 1993
Sovran Deferred Compensation Plan	March 31, 1993
NationsBank of Texas, N.A. Profit Sharing Restoration Plan	March 31, 1993
Thrift Plan Reserve Account Maintained Under the NationsBank Corporation and Designated Subsidiaries Supplemental Executive Retirement Plan	March 31, 1993
Bank South Executive Bonus Deferral Plan	July 1, 1996
Boatmen’s Bancshares, Inc. Executive Deferred Compensation Plan	December 31, 1997
Fourth Financial Corporation Executive Deferred Compensation Plan	December 31, 1997
NationsBank Corporation Key Employee Deferral Plan	April 1, 1998
Deferred compensation components of the NationsBank Corporation Executive Incentive Compensation Plan	April 1, 1998
Management Excess Savings Plan of Barnett Banks, Inc. and its Affiliates	December 31, 1998
BankAmerica Deferred Compensation Plan	June 30, 2000
BankAmerica Supplemental Retirement Plan	June 30, 2000
ABN AMRO Group Supplemental Savings Plan	April 1, 2008
Countrywide Financial Corporation Supplemental Savings and Investment Deferred Compensation Plan	April 6, 2009

I.	Special Rules Applicable to Former Participants of and Balances Merged from the ABN AMRO Group Supplemental Savings Plan (“SSP”):

(a)
Special Payment Elections: Each Participant with an account balance(s) merged from the ABN AMRO Group Supplemental Savings Plan (“SSP Account Balance(s)”) who was in the active service of a Participating Employer on April 1, 2008 was given the opportunity during 2008 to make a payment election applicable to the Participant’s SSP Account Balance(s). The Participant could elect from among the payment options set forth in Section 2.8(b), and such election was immediately effective. Notwithstanding the foregoing, such payment election was not applicable to any amounts otherwise payable in 2008 and did not cause any amounts to be paid in 2008 that would not otherwise be payable in such year. In the event a Participant covered by this Schedule 5.6(I)(a) failed to make a payment election with respect to the Participant’s SSP Account Balance(s), the payment method shall be a lump sum payment following Termination of Employment as set forth in Section 2.8(b). Any subsequent change to such payment election must comply with the requirements of Section 2.8(d). Payments pursuant to such election shall otherwise be subject to the requirements of Section 2.8, including the default lump sum payment rules of Section 2.8(d) and the special rules for certain “specified employees” pursuant to Section 2.8(j). Notwithstanding the foregoing sentence, no default lump sum payment was made pursuant to Section 2.8(e) if such payment would have caused any amounts to be paid in 2008 that would not otherwise have been payable in such year.

(b)
Payment Rule Applicable to Terminated SSP Participants: The SSP Account Balance(s) of each Participant who was not in the active service of a Participating Employer on April 1, 2008 shall be paid to the Participant at the time and in the form applicable to the Participant’s account balance(s) under the SSP on March 31, 2008. Each such Participant shall not have the opportunity to make any subsequent change to the payment election applicable to the Participant’s SSP Account Balance(s) under the SSP on March 31, 2008 as provided in Section 2.8(d). In all other respects, each such Participant’s rights shall be determined under the Restoration Plan, and each such Participant shall be subject to all of the restrictions, limitations and other terms and provisions of the Restoration Plan, including the special rules for certain “specified employees” pursuant to Section 2.8(j), but excluding the default lump sum payment rules of Section 2.8(e).

(c)
Ongoing Restoration Plan Participation: No former participant in the SSP shall be eligible to otherwise participate in the Restoration Plan unless such participant becomes eligible to participate in the Restoration Plan under Section 2.1.

II.	Special Rules Applicable to Former Participants of and Balances Merged from the Countrywide Financial Corporation Supplemental Savings and Investment Deferred Compensation Plan (“SSIP”):

(a)
Payment Rule Applicable to SSIP Participants: The account balance(s) merged from the Countrywide Financial Corporation Supplemental Savings and Investment Deferred Compensation Plan (“SSIP Account Balance(s)”) on April 6, 2009 shall be paid to each applicable Participant at the time and in the form applicable to the Participant’s account balance(s) under the SSIP on April 5, 2009. Each such Participant shall not have the opportunity to make any subsequent change to the payment election applicable to the Participant’s SSIP Account Balance(s) under the SSIP on April 5, 2009 as provided in Section 2.8(d). In all other respects, each such Participant’s rights shall be determined under the Restoration Plan, and each such Participant shall be subject to all of the restrictions, limitations and other terms and provisions of the Restoration Plan, including the special rules for certain “specified employees” pursuant to Section 2.8(j), but excluding the default lump sum payment rules of Section 2.8(e).

(b)
Ongoing Restoration Plan Participation: No former participant in the SSIP shall be eligible to otherwise participate in the Restoration Plan unless such participant becomes eligible to participate in the Restoration Plan under Section 2.1.